Exhibit 99.1

F.A.O Rohit Verma

Citibank N.A (the “Sponsor”)

Citigroup Centre

Canary Wharf

Canada Square

London

E14 5LB

United Kingdom

The Directors

Jupiter Mortgage No.1 PLC (the “Issuer”)

10th Floor

5 Churchill Place

London

E14 5HU

United Kingdom

Citibank Europe plc, UK Branch (the “Arranger” and the “Lead Manager”)

Citigroup Centre

Canary Wharf

Canada Square

London

E14 5LB

United Kingdom

and the Other Manager(s) (as defined below)

03 January 2024

Dear Ladies and Gentlemen

Agreed-upon procedures (AUP) report of factual findings in respect of Residential Mortgage Backed Securities (the “Issue”) by the Issuer (the “Securitisation”).

Purpose of this AUP Report

This AUP Report is produced in accordance with the terms of our agreement dated 12 December 2023 (the “agreement”).

This AUP Report is addressed to the addressees solely to assist them in performing the due diligence procedures that they believe appropriate to undertake, or procure to be undertaken, as part of the Securitisation and may not be suitable for another purpose.

Your Responsibilities

You are responsible for determining that the scope of the services is sufficient for your purposes (and the purposes of any other intended recipients of the AUP Report(s)) and have confirmed that the procedures described herein are appropriate for the purpose for which of the services were engaged.

It is the responsibility of the Sponsor (or Mortgage Servicer on their behalf) to take all reasonable care to ensure that any data provided to us has been properly extracted from the computer systems of the Mortgage Servicer and for the creation and maintenance of all accounting records supporting that data.

PricewaterhouseCoopers LLP, 7 More London Riverside, London SE1 2RT

T: +44 (0) 20 7583 5000, F: +44 (0) 20 7212 7500, www.pwc.co.uk

PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Conduct Authority for designated investment business.

It is the responsibility of the Sponsor (or Mortgage Servicer on their behalf) to respond to the due diligence enquiries of the Arranger and the Lead Manager concerning the origination and servicing procedures and systems as appropriate, the characteristics of the asset pool and the extent of disclosure anticipated in any prospectus relating to the Securitisation to enable the Arranger and the Lead Manager to determine whether the scope of the services is sufficient for their purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries they undertake.

Our Responsibilities

Our work was performed in accordance with the International Standard on Related Services (ISRS) 4400 (Revised) ‘Agreed-Upon Procedures Engagements.’

We have complied with the ethical requirements in the Code of Ethics issued by the Institute of Chartered Accountants of England and Wales. We have also complied with the independence requirements of Part 4A of the IESBA Code.

An agreed-upon procedures engagement involves performing the procedures that have been agreed with you, and reporting the findings, which are the factual results of the agreed-upon procedures performed. We make no representation regarding the appropriateness of the agreed-upon procedures.

We have applied International Standard on Quality Management (UK) 1 ‘Quality Management for Firms that Perform Audits or Reviews of Financial Statements, or Other Assurance or Related Services Engagements’, and accordingly, we design, implement and operate a system of quality management including policies and procedures regarding compliance with ethical requirements, professional standards and applicable legal and regulatory requirements.

Procedures and Findings

We set out in Appendix 1 the procedures we have performed, as agreed with you, together with our findings.

Our procedures, as stated in our agreement, did not constitute an audit or assurance engagement made in accordance with generally accepted auditing or assurance standards, the objective of which would be the expression of assurance. We do not express such assurance. Had we performed additional procedures or had we performed an audit or assurance engagement, other matters might have come to our attention that we would have reported to you. The findings do not include a description of the accounting systems or the processes for generating and maintaining the documents examined and other accounting records, nor does the AUP Report include an evaluation of the findings. That is solely the responsibility of the intended users of the AUP Report.

Our obligations in respect of this AUP Report are entirely separate from, and our responsibility and liability is in no way changed by, any other role we may have (or may have had) as auditors of the Sponsor or otherwise. Nothing in this report, nor anything said or done in the course of or in connection with the services, will extend any duty of care we may have in our capacity as auditors of any financial statements of the Sponsor.

The Sponsor may include a copy of this AUP Report in the bible of transaction documents of the Securitisation prepared for the Issuer. You may also disclose the AUP Report directly to rating agencies, provided that it is clearly understood by such rating agencies that they enjoy receipt for information purposes only, that they do not acquire any rights against PwC and that such AUP Report will be accompanied by letters to this effect in a form to be agreed between the rating agency and ourselves.

The procedures in this AUP Report have not been undertaken in contemplation of the professional standards of the US American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly the AUP Report is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. The AUP Report may be used by a manager on the Securitisation to establish a due diligence defence under Section 11 of the United States Securities Act 1933, as amended, or a defence analogous to the due diligence defence available under such section. However, we express no view as to the effectiveness of such use of the AUP Report.

You may disclose the AUP Report directly to rating agencies, provided that (i) it is clearly understood by such rating agencies that they enjoy receipt for information purposes only, (ii) they do not acquire any rights against PwC and (iii) they will be required to sign letters to this effect in a form to be agreed between the rating agency and ourselves. Where required, you may also include a copy of the AUP Report on a password-protected website created and maintained in accordance with the Securities Exchange Act 1934, but we accept no duty of care or liability to any rating agency or other party that obtains access to our AUP Report whether via that website or otherwise.

Additionally, the Sponsor / Issuer may file a copy of the AUP Report on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database, but we accept no duty of care or liability to any parties that obtain access to our AUP Report whether via EDGAR or otherwise. The AUP Report is solely intended for the use and benefit of those parties that instructed us as to the procedures to be performed since others, unaware of the reasons for each of the procedures, may misinterpret the results, and we accept no duty of care or liability to any other party that obtains access to our AUP Report. We will not be responsible for any actions taken by a rating agency or any other party other than those specified above as a result of receiving a copy of the AUP Report.

This AUP Report is solely for your use in connection with the purpose specified above and as set out in our agreement. No part of this AUP Report is to be copied or distributed to any other party except as permitted under the terms of our agreement. We do not accept any liability or responsibility to any third party.

Yours faithfully,

PricewaterhouseCoopers LLP Chartered Accountants London 03 January 2024

Appendix 1 to the AUP Report

Procedures performed in relation to a sample of Loans

1.

We were provided with a data file by Servicer (defined below) on 28 November 2023 entitled “JupiterFinalTape_20231031.xlsx” (the “Extraction File”) detailing the provisional portfolio of commercial and mortgage loans (the “Loans”) as at 31 October 2023 (the “Cut-Off Date”). Management of the Sponsor have requested that we exclude Loans with a nil current balance as at the Cut-Off Date as part of sampling, resulting in a provisional portfolio consisting of 18,505 accounts with a total current balance of 1,999,790,472 as at the Cut-Off Date. We have been informed that the pool of Loans represents the Securitisation pool as at the Cut-Off Date. We selected a random sample of 453 Loans (the “Initial Selected Sample”) from the Extraction File. The size of the total sample was based on statistical sampling techniques using the following criteria:

•	99% confidence level;

•	1% expected error rate;

•	1% maximum error rate.

You have agreed the sample size of 453 accounts as being sufficient and appropriate for the purposes of this engagement.

2.

In addition, we selected a reserve sample of 20 Loans (the “Reserve Sample”) from the Extraction File, to be used to replace any Loans in the Initial Selected Sample which had been redeemed between the Cut-Off Date and the date of our testing.

3.

During our testing 1 Loan from the Reserve Sample was used to replace the redeemed Loan. Therefore the 452 Loans from the Initial Selected Sample and the 1 Loan from the Reserve Sample represent the “Selected Sample”.

4.	The Loan System referenced to in each case refers to the iConnect system (the “Loan System”) of the Mortgage Servicer ‘Computershare Mortgage Services Limited’ (the “Mortgage Servicer”).

5.	With respect to the agreed upon procedures in relation to the Selected Sample, we report to you below the factual findings resulting from our work:

Description of Agreed-Upon Procedure	Results
1. Loan ID

Compared the first 9 digits of the Loan ID shown in data field “AR3” of the Extraction File to the Loan System.	No exceptions noted.

2. Borrower ID

Compared the Borrower ID shown in data field “AR7a” and “AR7b” (where applicable if multiple Borrowers) of the Extraction File to the Loan System.	No exceptions noted.

3. Property ID

Compared the Property ID shown in data field “AR8” of the Extraction File to the Loan System.	No exceptions noted.

4. Maturity Date

Compared the Maturity Date shown in data field “AR56” of the Extraction File to the Loan System.	No exceptions noted.

5. Current Balance

Compared the Current Balance shown in data field “AR67” of the Extraction File to the current balance shown in the Loan System as at the Cut-Off Date.	No exceptions noted.

6. Repayment Method

Compared the Repayment Method shown in data field “AR69” of the Extraction File to the Loan System.

Management has informed us that all Loans recorded as “PEP” in the Loan System refer to interest only loans recorded as “1” (Interest Only) in the Extraction File.

No exceptions noted.

7. Payment Due

Compared the Payment Due shown in data field “AR71” of the Extraction File to the Loan System as at the Cut-Off Date.	No exceptions noted.

8. Flexible Loan Amount

Compared the Flexible Loan Amount shown in data field “AR90” of the Extraction File to the Loan System as at the Cut-Off Date.

For Loans containing the value “ND, 5” in data field “AR90”, management of the Servicer has informed us that the Flexible Loan Amount is not applicable. As such, we have performed no procedures for these Loans.

No exceptions noted. 221 Loans are not applicable.

9. Current Interest Rate Type

Compared the Current Interest Rate Type shown in data field “AR107” of the Extraction File to the Loan System.	No exceptions noted.

10. Current Interest Rate

Compared the Current Interest Rate shown in data field “AR109” of the Extraction File to the Loan System.	No exceptions noted.

11. Current Interest Rate Margin

Compared the Current Interest Rate Margin shown in data field “AR110” of the Extraction File to the rate calculated using the below methodology:	No exceptions noted.

The Current Interest Rate Margin being the difference between the Current Interest Rate per the Loan System in Procedure 10 less the applicable base rate (as determined below):

For Loans flagged with a base rate tracker per the Loan System, the rate of 5.25% was used.

For Loans flagged with a libor replacement rate per the Loan System:

- A base rate of 5.25% was used for Loans identified as in the “TNM” pool per the Loan System;

- A base rate of 5.33% was used for Loans identified as in the “TME” pool per the Loan System and;

- A base rate of 6.50% was used for Loans identified as in the “TMX” pool per the Loan System.

Management informed us that Loans that are identified as on Standard Variable Rate have an interest rate margin of 0% unless a discount has been applied (identified with the value “7” in datafield “AR107”). For these Loans the Interest Rate Margin can be agreed to the Loan System.

12. Arrears Balance

Compared the Arrears Balance shown in data field “AR169” of the Extraction File to the arrears balance shown in the Loan System as at the Cut-Off Date.	No exceptions noted.